October 3, 2024

Dear Shareholder,

The Joint Special Meeting of Shareholders Guggenheim Funds Trust and Transparent Value Trust will be held at 115 South LaSalle Street, 34th Floor, Chicago, IL 60603 on October 24, 2024. We recently sent you proxy materials for the Joint Special Meeting and are writing to remind you that your proxy vote is very important.

As discussed in the proxy statement, the reason for the Joint Special Meeting is to ask shareholders to approve an Agreement and Plan of Reorganization providing for the reorganization of the Acquired Fund with and into its corresponding series of another Fund. Each Reorganization is discussed in the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”), which you should read carefully.

Each Guggenheim Board, as applicable, recommends that you vote “FOR” each Reorganization. A summary of the Board’s considerations and other important details are included in the Proxy Statement which was previously mailed to you. If you have any proxy-related questions or would like another copy of the proxy statement, please call (866) 864-7964 for assistance. Representatives are available Monday through Friday, 9 a.m. to 10 p.m. Eastern time.

We very much appreciate your attention to this matter.

Best regards,

SIGNATURE

Brian E. Binder

President and Chief Executive Officer of Guggenheim Funds Trust and Transparent Value Trust

Please see below or review the enclosed proxy form for convenient options to vote:

1.Vote by phone with a representative: You may cast your vote by telephone with a proxy representative by calling toll-free (866) 864-7964. Representatives are available Monday through Friday, 9 a.m. to 10 p.m. Eastern time.

2.Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

3.Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

4.Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

Thank you for your consideration and your vote!

reg/nobo

October 3, 2024

Dear Shareholder,

The Joint Special Meeting of Shareholders of Guggenheim Funds Trust and Transparent Value Trust will be held at 115 South LaSalle Street, 34th Floor, Chicago, IL 60603 on October 24, 2024. We recently sent you proxy materials for the Joint Special Meeting and are writing to remind you that your proxy vote is very important.

As discussed in the proxy statement, the reason for the Joint Special Meeting is to ask shareholders to approve an Agreement and Plan of Reorganization providing for the reorganization of the Acquired Fund with and into its corresponding series of another Fund. Each Reorganization is discussed in the enclosed combined proxy statement and prospectus (the “Proxy Statement/Prospectus”), which you should read carefully.

Each Guggenheim Board, as applicable, recommends that you vote “FOR” each Reorganization. A summary of the Board’s considerations and other important details are included in the Proxy Statement which was previously mailed to you. If you have any proxy-related questions or would like another copy of the proxy statement, please call (866) 864-7964 for assistance. Representatives are available Monday through Friday, 9 a.m. to 10 p.m. Eastern time.

We very much appreciate your attention to this matter.

Best regards,

SIGNATURE

Brian E. Binder

President and Chief Executive Officer of Guggenheim Funds Trust and Transparent Value Trust

Please see below or review the enclosed proxy form for convenient options to vote:

1.Vote by touch-tone phone: You may cast your vote by telephone using an automated system by calling the toll-free number found on the enclosed proxy card(s).

2.Vote online: You may cast your vote by visiting the web address located on the enclosed proxy card(s) and following the instructions on the website.

3.Vote by mail: You may cast your vote by signing, dating, and mailing the enclosed proxy card(s) in the postage-prepaid return envelope provided.

Thank you for your consideration and your vote!

OBO

Shareholder Name

Address 1

Address 2

Address 3

URGENT NOTICE

October XX, 2024

Re: MERGE FUND NAME

Dear Shareholder:

We have tried unsuccessfully to contact you, whether by mail or phone, regarding a very important matter concerning your investment with the Fund. This matter pertains to a time-sensitive initiative for the Fund and its shareholders for which we need your response.

It is very important that we speak with you. Please call toll-free at (866) 864-7964 between 9:00am and 10:00pm ET, Monday through Friday. At the time of the call, please reference the Investor ID listed below.

INVESTOR PROFILE:

Investor ID:	XXXXXXXX	Security ID:	XXXXXXXX
Shares owned:	XXXXXXXXX	Household ID:	XXXXXXXX

There is no confidential information required, and the call will only take a few moments of your time. Please contact us as soon as possible. Thank you for your time and consideration.

Sincerely,

SIGNATURE

/s/ Brian E. Binder Brian E. Binder

President and Chief Executive Officer of Guggenheim Funds Trust and Transparent Value Trust

Shareholder Name

Address 1

Address 2

Address 3

URGENT NOTICE

October XX, 2024

Re: MERGE FUND NAME

Dear Shareholder,

We have tried unsuccessfully to contact you, whether by mail or phone, regarding the Special Meetings of Shareholders for the Guggenheim Funds Trust and Transparent Value Trust

It is very important that we speak with you. We recently sent proxy materials for the Special Meeting and are writing to remind you that your proxy vote is very important. We ask you to please contact our proxy tabulator EQ Fund Solutions to cast your vote toll-free at (866) 864-7964 between 9:00 am and 10:00 pm ET, Monday through Friday. At the time of the call, please reference the Investor ID in the table below.

INVESTOR PROFILE:

Investor ID:	XXXXXXXX	Security ID: XXXXXXXX

There is no confidential information required, and the call will only take a few moments of your time. Please contact us as soon as possible, as we are in the final stages of this effort. You may also receive a call from our proxy solicitor asking you for your vote.

Thank you in advance for your time. We very much appreciate your vote.

Sincerely,

SIGNATURE

/s/ Brian E. Binder Brian E. Binder

President and Chief Executive Officer of Guggenheim Funds Trust and Transparent Value Trust